                                                                    Exhibit 99.2

                        TERM SHEET DATED AUGUST 13, 1998



                        GREEN TREE FINANCIAL CORPORATION
     CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS, SERIES 1998-D
                          $1,346,450,000 (APPROXIMATE)























--------------------------------------------------------------------------------
        This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final
     Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering
    Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurances, and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its
     affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any descriptions of the securities or underlying assets, the information contained in the Offering Document).

                        TERM SHEET DATED AUGUST 13, 1998

                        GREEN TREE FINANCIAL CORPORATION
     CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS, SERIES 1998-D
                          $1,346,450,000 (APPROXIMATE)

                               Subject to Revision

SELLER/SERVICER:  Green Tree Financial Corporation ("Green Tree")
TRUSTEE:          U.S. Bank Trust National Association
UNDERWRITERS:     Lehman Brothers (Lead), Credit Suisse First Boston(Co), First
                  Union (Co), NationsBanc Montgomery Securities (Co) and Merrill
                  Lynch (Co)

OFFERED CERTIFICATES:

                                   Ratings            WAL at           Exp Final
                     Amount      (S&P/Fitch)  100% Prepayment Model(1)  Maturity
                     ------      -----------  ------------------------  --------

To Call:
    HI:  A-1         $83,000,000  AAA / AAA                 0.75         1/00
    HI:  A-2         $67,000,000  AAA / AAA                 2.00         4/01
    HI:  A-3         $25,000,000  AAA / AAA                 3.00         1/02
    HI:  A-4         $33,500,000  AAA / AAA                 4.00         5/03
    HI:  A-5         $30,750,000  AAA / AAA                 5.61         4/05
    HI:  M-1         $24,750,000  AA / AA                   7.45         4/06
    HI:  M-2         $12,900,000  A / A                     7.65         4/06
    HI:  B-1          $9,150,000  BBB / BBB                 3.81         5/03
To Maturity
    HI:  M-1         $24,750,000  AA / AA                   8.07         8/08
    HI:  M-2         $12,900,000  A / A                    12.87         9/23
HI BALANCE          $286,050,000

                                   Ratings            WAL at           Exp Final
                     Amount      (S&P/Fitch)  100% Prepayment Model(1)  Maturity
                     ------      -----------  ------------------------  --------
To Call:
    HE:  A-1A ARM    $30,000,000  AAA / AAA                 2.03          1/01
    HE:  A-1B ARM   $245,000,000  AAA / AAA                 2.61          9/05
    HE:  A-1        $270,000,000  AAA / AAA                 1.00          5/00
    HE:  A-2        $117,000,000  AAA / AAA                 2.13          3/01
    HE:  A-3        $107,000,000  AAA / AAA                 3.08          5/02
    HE:  A-4         $28,000,000  AAA / AAA                 4.00         12/02
    HE   A-5         $36,250,000  AAA / AAA                 5.18         01/05
    HE   A-6         $82,500,000  AAA / AAA                 4.76         12/04
    HE   A-7 IO               (2) AAA / AAA                 1.99          8/00
    HE:  M-1         $51,150,000  AA / AA                   7.53          4/06
    HE:  M-2         $52,800,000  A / A+                    7.65          4/06
    HE:  B-1         $40,700,000  BBB / BBB+                4.04         12/03
To Maturity
    HE:  M-1         $51,150,000  AA / AA                   7.84          6/07
    HE:  M-2         $52,800,000  A / A+                   11.22          3/26
    HE:  B-1         $40,700,000  BBB / BBB+                4.04         12/03
HE BALANCE        $1,060,400,000

OTHER CERTIFICATES: The Class HI: B-2 Certificates of $13,950,000 and Class HE:
                    B2 Certificates of $39,600,000 are not offered hereby. They will be retained by the Seller or an affiliate thereof.

---------------

(1) The Sub Pool HE Certificates will be priced, with respect to the Fixed Rate Home Equity Contracts, using 125% of the Base Prepayment Assumption. The Base Prepayment Assumption assumes a conditional prepayment rate of 4% per annum of the then outstanding principal balance of the Fixed Rate Home Equity Contracts in the first month of the life of the Fixed Rate Home Equity Contracts and an additional 1.45% (precisely, 16/11%) per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter, the conditional prepayment rate is 20%. The Sub Pool HE Certificates will be priced, with respect to the Adjustable Rate Home Equity Contracts, using a constant prepayment rate of 30% CPR. The Sub Pool HI Certificates will be priced using 100% of a prepayment rate assuming a conditional prepayment rate of 12% per annum of the then outstanding principal balance of the Home Improvement Contracts in the first month of the life of the Home Improvement Contracts and an additional 0.91% (precisely, 10/11%) per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter, the conditional prepayment rate is 22%.

(2) Interest will be based on a notional principal amount which will equal $110,000,000 (or the Class HE: A Principal Balance for such Payment Date, if less) for the first 24 Payment Dates, and will thereafter equal zero. The Class HE:A-7 IO Certificates are interest-only Certificates and are not entitled to receive distributions of principal.


  Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

CUT-OFF DATE:             Sub-Pool HI: July 31, 1998 (or the date of
                          origination, if later)
                          Sub-Pool HE: June 30, 1998 (or the date of origination, if later), in each case for contracts other than Subsequent Contracts. For each Subsequent
                          Contract, the date of purchase by the Trust.

EXP. PRICING:             Week of August 10, 1998

EXP. SETTLEMENT:          August 20, 1998

INTEREST/PRINCIPAL:       The 15th day of each month (or if such 15th day is not
                          a business day, the next succeeding business day) commencing on September 15, 1998.

CROSS COLLATERALIZATION:  On each Payment Date the Amount Available for each
                          Sub-Pool remaining after making distributions in respect of the related Certificates will generally be available to make distributions in respect to the Certificates related to the other Sub-Pool.

ERISA:                    Only the Class HI:A and Class HE:A Certificates are
                          ERISA eligible.

TAX STATUS:               The Trust will consist of two segregated asset pools
                          with respect to which elections will be made to treat each as a separate "real estate mortgage investment conduit" (a "REMIC") for federal income tax purposes.

OPTIONAL REDEMPTION:      10% cleanup call.

ADDITIONAL COLLATERAL:    The data set forth below with respect to each Sub-Pool
                          is based solely on the contracts identified for inclusion in each Sub-Pool as of the related Cut-off
                          Date ("Original Home Improvement Contracts" and
                          "Original Home Equity Contracts"). Certain additional contracts will be identified for inclusion in each Sub-Pool prior to the Closing Date ("Additional Home
                          Improvement Contracts" and "Additional Home Equity
                          Contracts"). During a limited period following the Closing Date, the Trust Fund will purchase subsequent contracts ("Subsequent Home Improvement Contracts" and
                          "Subsequent Home Equity Contracts" and, collectively,
                          "Subsequent Contracts"). It is expected that the Additional and Subsequent Contracts will have characteristics which are substantially similar to the related group of original contracts.


  Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                     HOME IMPROVEMENT CERTIFICATE STRUCTURE

CREDIT ENHANCEMENT:       Class HI:A:   20.25% subordination (Class HI:M-1,
                                        HI:M-2, HI:B-1 and HI:B-2) & Residual
                                        (Class HI: C)
                          Class HI:M-1: 12.00% subordination (Class HI:M-2,
                                        HI:B-1 and HI:B-2) & Residual (Class
                                        HI: C)
                          Class HI:M-2: 7.70% subordination (Class HI:B-1 and
                                        HI:B-2) & Residual (Class HI: C)
                          Class HI:B-1: 4.65% subordination (Class HI:B-2) &
                                        Residual (Class HI: C)
                          Class HI:B-2: Limited Guaranty & Residual (Class HI:
                                        C)

DISTRIBUTIONS:            The Sub-Pool HI Amount Available will generally
                          consist of payments made on or in respect of the Home
                          Improvement Contracts comprising Sub-Pool HI, and will include amounts otherwise payable to the Servicer (as long as Green Tree is the Servicer) as the Monthly
                          Servicing Fee with respect to the Home Improvement
                          Contracts, to Green Tree as the Sub-Pool HI Guaranty
                          Fee, and to the Class HI: C Certificateholder.

                          Class HI:A Certificates are senior to Class HI: M and Class HI: B Certificates. Class HI:M Certificates are senior to the Class HI: B Certificates.

LOSSES ON LIQUIDATED
   HI CONTRACTS:          If Net Liquidation Proceeds from Liquidated Contracts
                          in the respective collection period are less than the Scheduled Principal Balance of such Liquidated
                          Contract plus accrued and unpaid interest thereon, the deficiency will be absorbed by the Class HI: C
                          Certificateholder, then the Sub-Pool HI Guaranty Fee otherwise payable to the Company, then the Monthly
                          Servicing Fee otherwise payable to the Servicer (as long as Green Tree is the Servicer), then the Class
                          HI: B-2 Certificateholders, then the Class HI: B-1
                          Certificateholders, then the Class HI: M-2
                          Certificateholders and then the Class HI: M-1
                          Certificateholders.

PRE-FUNDING FEATURE:      On the Closing Date, a portion of the proceeds from
                          the sale of the Sub-Pool HI Certificates (the
                          "Sub-Pool HI Pre-Funded Amount") will be deposited with the Trustee in a segregated account (the
                          "Sub-Pool HI Pre-Funding Account") and used by the Trust to purchase Subsequent Home Improvement
                          Contracts during a period (not longer than 90 days) following the Closing Date (the "Pre-Funding Period").
                          The Sub-Pool HI Pre-Funded Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Sub-Pool HI Pre-Funding Account following the
                          Pre-Funding Period will be distributed to the Class
                          HI:A-1 Certificateholders.

INTEREST
(Class HI: A, M-1, M-2,
  B-1): Interest will be distributable first to each Class of Class HI: A Certificates concurrently, then to the Class HI: M-1 Certificates, then to the Class HI: M-2 Certificates and then to the Class HI: B-1 Certificates. Interest on the outstanding Class HI: A Principal Balance, Class HI: M-1 Adjusted Principal Balance, Class HI: M-2 Adjusted Principal Balance and Class HI: B-1 Adjusted Principal Balance, as applicable, will accrue from the Settlement Date, or from the most recent Payment Date on which interest has been paid to but excluding the following Payment Date. Interest on all Sub-Pool HI Certificates will accrue on a 30/360 basis.

                          Interest shortfalls will be carried forward, and will bear interest at the applicable Pass-Through Rate, to the extent legally permissible.

                          The Class HI: M-1 Adjusted Principal Balance is the Class HI: M-1 Principal Balance less any Class HI: M-1 Liquidation Loss Principal Amount. The Class HI: M-1 Principal Balance is the Original Class HI: M-1 Principal Balance less all amounts previously distributed on account of principal of the Class HI:
                          M-1 Certificates.


  Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

INTEREST (continued):     The Class HI: M-2 Adjusted Principal Balance is the
                          Class HI: M-2 Principal Balance less any Class HI: M-2
                          Liquidation Loss Principal Amount. The Class HI: M-2
                          Principal Balance is the Original Class HI: M-2
                          Principal Balance less all amounts previously distributed on account of principal of the Class HI:
                          M-2 Certificates.

                          The Class HI: B-1 Adjusted Principal Balance is the Class HI: B-1 Principal Balance less any Class HI: B-1 Liquidation Loss Principal Amount. The Class HI: B-1 Principal Balance is the Original Class HI: B-1 Principal Balance less all amounts previously distributed on account of principal of the Class HI:
                          B-1 Certificates.

PRINCIPAL
(Class HI: A, M-1, M-2,
 B-1): After the payment of all interest distributable to Class HI: A, Class HI: M-1, Class HI: M-2 and Class
                          HI: B-1 Certificateholders, principal will be distributed in the following manner.

CLASS HI:A PRINCIPAL:     The Sub-Pool HI Senior Percentage of the Sub-Pool HI
                          Formula Principal Distribution Amount will be distributed first to the Class HI: A-1
                          Certificateholders until the Class HI: A-1 Principal
                          Balance has been reduced to zero, then to the Class
                          HI: A-2 Certificateholders until the Class HI: A-2
                          Principal Balance has been reduced to zero, then to the Class HI: A-3 Certificateholders until the Class
                          HI: A-3 Principal Balance has been reduced to zero, then to the Class HI: A-4 Certificateholders until the Class HI: A-4 Principal Balance has been reduced to zero, and then to the Class HI: A-5 Certificateholders until the Class HI: A-5 Principal Balance has been reduced to zero. The "Sub-Pool HI Senior Percentage" will equal 100% if either of the following exist: i) the Payment Date is prior to September 2001 (month
                          37); or ii) any Class HI:B Principal Distribution Test
                          (see below) is not satisfied.

                          Otherwise, the Sub-Pool HI Senior Percentage will equal a fraction, the numerator of which is the sum of the Class HI: A Principal Balance and the Class HI: M Principal Balance for a given Payment Date, and the denominator of which is the Scheduled Principal Balance of Sub-Pool HI for the immediately preceding Payment Date.

                          The "Sub-Pool HI Formula Principal Distribution Amount" will generally be equal to (A) the sum of (i) all scheduled payments of principal due on each outstanding Home Improvement Contract during the related Due Period, (ii) the Scheduled Balance of each Home Improvement Contract which, during the related Due Period, was repurchased by the Company, (iii) all partial principal prepayments applied and all principal prepayments in full received during such Due Period in respect of Home Improvement Contracts, (iv) the scheduled principal balance of each Home Improvement Contract that became a liquidated contract during such related Due Period and (v) any amount described in clauses (i) through (iv) above that was not previously distributed because of an insufficient amount of funds available if (a) the Payment Date occurs on or after the Payment Date on which the Class
                          HI: B-2 Principal Balance has been reduced to zero, or
                          (b) such amount was not covered by a Class HI: B-2 Guaranty Payment and corresponding reduction in the Class HI: B-2 Principal Balance.

CLASS HI:M-1 PRINCIPAL:   Class HI: M-1 Certificateholders will not receive
                          principal payments until the Class HI: A Principal
                          Balance has been reduced to zero. At that time the Class HI: M-1 Certificateholders will be entitled to receive the Sub-Pool HI Senior Percentage of the Sub-Pool HI Formula Principal Distribution Amount, until the Class HI: M-1 Principal Balance has been reduced to zero.

CLASS HI:M-2 PRINCIPAL:   Class HI: M-2 Certificateholders will not receive
                          principal payments until the Class HI: A and Class HI:
                          M-1 Principal Balances have been reduced to zero. At that time the Class HI: M-2 Certificateholders will be entitled to receive the Sub-Pool HI Senior Percentage of the Sub-Pool HI Formula Principal Distribution
                          Amount, until the Class HI: M-2 Principal Balance has been reduced to zero.


  Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

CLASS HI:B-1 PRINCIPAL:   The Class HI:B-1 Certificateholders will not receive
                          principal payments until (i) the Class HI:B Cross-over
                          Date and (ii) such time as either (a) each Class HI:B
                          Principal Distribution Test is satisfied or (b) the Class HI:A Principal Balance and the Class HI:M
                          Principal Balance have each been reduced to zero. At that time, to the extent of the amount available after payment of all interest distributable to Class HI: A, Class HI: M-1, Class HI: M-2 and Class HI: B-1
                          Certificateholders, and all principal distributable to Class HI: A, Class HI: M-1, and Class HI: M-2
                          Certificateholders, Class HI: B-1 Certificateholders will receive the Class HI: B Percentage of the Sub-Pool HI Formula Principal Distribution Amount until the Class HI: B-1 Principal Balance has been reduced to zero.

                          The Class HI:B Percentage will be equal to 100% minus the Sub-Pool HI Senior Percentage. The Class HI:B Percentage after the Class HI:A and Class HI:M Principal Balances have been reduced to zero will be equal to 100%.

CLASS HI:B PRINCIPAL      (i) the average of the Sub-Pool HI Sixty-Day
  DISTRIBUTION TESTS:         Delinquency Ratio as of the given Payment Date and
                              the prior two Payment Dates must not exceed 2.5%;

                          (ii) the average of the Sub-Pool HI Thirty-Day
                               Delinquency Ratio as of the given Payment Date and the prior two Payment Dates must not exceed 5%;

                          (iii) the Sub-Pool HI Cumulative Realized Losses as of
                                the given Payment Date must not exceed 10%;

                          (iv) the Sub-Pool HI Current Realized Loss Ratio as of
                               the given Payment Date must not exceed 2.5%; and

                          (v) the Class HI:B Principal Balance divided by the
                              Pool Scheduled Principal Balance of Sub-Pool HI as of the immediately preceding Payment Date must be equal to or greater than 15.4%.

ACCELERATED PRINCPAL
 PAYMENT On any Payment Date prior to the Payment Date in September 2001, if the One-Hundred Twenty Day Delinquency Ratio as of such Payment Date exceeds 3%, all remaining available cashflow on that Payment Date will be used to pay the Classes sequentially: to the Class HI: A-1 Certificateholders until the Class HI:
                          A-1 Principal Balance has been reduced to zero, then to the Class HI: A-2 Certificateholders until the Class HI: A-2 Principal Balance has been reduced to zero, then to the Class HI: A-3 Certificateholders until the Class HI: A-3 Principal Balance has been reduced to zero, then to the Class HI: A-4 Certificateholders until the Class HI: A-4 Principal Balance has been reduced to zero, then to the Class
                          HI: A-5 Certificateholders until the Class HI: A-5 Principal Balance has been reduced to zero, then to the Class HI: M-1 Certificateholders until the Class
                          HI: M-1 Principal Balance has been reduced to zero, then to the Class HI: M-2 Certificateholders until the Class HI: M-2 Principal Balance has been reduced to zero, then to the Class HI: B-1 Certificateholders until the Class HI: B-1 Principal Balance has been reduced to zero, and then to the Class HI: B-2 Certificateholders until the Class HI: B-2 Principal Balance has been reduced to zero.

LIQUIDATION LOSS
 INTEREST:                Liquidation Loss Interest will be distributable first
                          to the Class HI: M-1 Certificates, then to the Class
                          HI: M-2 Certificates and then to the Class HI: B-1
                          Certificates. Interest on the outstanding Class HI:
                          M-1 Liquidation Loss Principal Amount, Class HI: M-2
                          Liquidation Loss Principal Amount and Class HI: B-1
                          Liquidation Loss Principal Amount, as applicable, will accrue from the Payment Date on which a Liquidation
                          Loss Principal Amount was incurred for that Class to but excluding the following Payment Date.


  Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

CLASS HI:B-2 INTEREST:    After payment of Class HI: A, Class HI: M-1, Class HI:
                          M-2 and Class HI: B-1 interest and principal, interest will be paid to the Class HI: B-2 Certificateholders in an amount equal to the product of (a) the Class HI:
                          B-2 Pass-Through Rate and (b) the then outstanding
                          Class HI: B-2 Principal Balance (less the Class HI:
                          B-2 Liquidation Loss Principal Amount, if any). The
                          Class HI: B-2 Limited Guaranty will be available to pay interest to the Class HI: B-2 Certificateholders if the Class HI: B-2 Remaining Amount Available is not sufficient. Interest will initially accrue from the Settlement Date and thereafter will accrue from the most recent Payment Date on which interest has been paid to, in each case, but excluding the following
                          Payment Date. Interest will be computed on a 30/360 basis. Interest shortfalls will be carried forward, and will bear interest at the Class HI: B-2
                          Pass-Through Rate, to the extent legally permissible.

CLASS HI: B-2 PRINCIPAL:  Except as described below, the Class HI: B-2
                          Certificateholders will not receive principal payments until the Class HI: B-1 Principal Balance has been reduced to zero. At that time, if each Class HI: B Principal Distribution Test is satisfied (unless the Class HI:A and Class HI:M Principal Balances have been reduced to zero), to the extent of the amount available after payment of interest and principal on the Class HI: A, the Class HI: M and the Class HI: B-1 Certificates and any amounts actually paid under the Class HI: B-2 Limited Guaranty, the Class HI: B-2 Certificateholders will receive the Class HI: B Percentage of the Sub-Pool HI Formula Principal Distribution Amount until the Class HI: B-2 Principal Balance has been reduced to zero.

                          On each Payment Date, the Class HI:B-2
                          Certificateholders will also be entitled to receive, pursuant to the Class HI:B-2 Limited Guaranty, the Class HI:B-2 Liquidation Loss Principal Amount until the Class HI:B-2 Principal Balance has been reduced to zero.

CLASS HI: B-2 LIMITED
 GUARANTY:                The Class HI: B-2 Limited Guaranty will be available
                          to pay the Class HI: B-2 Liquidation Loss Principal
                          Amount and the Class HI: B-2 Distribution Amount. The
                          Class HI: B-2 Limited Guaranty will be an unsecured general obligation of the Company.


  Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                        HOME EQUITY CERTIFICATE STRUCTURE

CREDIT ENHANCEMENT:       Class HE:A:   16.75% subordination (Class HE:M-1,
                                        HE:M-2, HE:B-1 and HE:B-2) & Residual
                                        (Class HE: C)
                          Class HE:M-1: 12.10% subordination (Class HE:M-2,
                                        HE:B-1 and HE:B-2) & Residual (Class HE:
                                        C)
                          Class HE:M-2: 7.30% subordination (Class HE:B-1 and
                                        HE:B-2) & Residual (Class HE: C)
                          Class HE:B-1: 3.60% subordination (Class HE:B-2) &
                                        Residual (Class HE: C)
                          Class HE:B-2: Limited Guaranty & Residual (Class HE:
                                        C)

DISTRIBUTIONS:            Sub-Pool HE includes adjustable-rate closed-end home
                          equity loans subject to interest rate adjustments after an initial period of up to 36 months (the
                          "Adjustable Rate Home Equity Contracts"; all Home
                          Equity Contracts other than the Adjustable Rate Home
                          Equity Contracts are referred to herein as the "Fixed
                          Rate Home Equity Contracts").

                          The Sub-Pool HE Amount Available will generally consist of payments made on or in respect of the Home Equity Contracts comprising Sub-Pool HE, and will include amounts otherwise payable to the Servicer (as long as Green Tree is the Servicer) as the Sub-Pool HE Monthly Servicing Fee with respect to the Home Equity Contracts, to Green Tree as the Sub-Pool HE Guaranty Fee and to the Class HE: C Certificateholder.

                          Class HE:A Certificates are senior to the Class HE:M and Class HE:B Certificates.
                          Class HE:M Certificates are senior to the Class HE:B Certificates.

PRE-FUNDING FEATURE:      On the Closing Date, a portion of the proceeds from
                          the sale of the Sub-Pool HE Certificates (the
                          "Sub-Pool HE Pre-Funded Amount") will be deposited with the Trustee in a segregated account (the
                          "Sub-Pool HE Pre-Funding Account") and used by the Trust to purchase Subsequent Home Equity Contracts during the Pre-Funding Period. The Sub-Pool HE
                          Pre-Funded Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Sub-Pool
                          HE Pre-Funding Account following the Pre-Funding
                          Period will be (i) paid in respect of the Class HE:
                          A-1 Certificates in the case of amounts which had been allocated to fund the purchase of Subsequent Home
                          Equity Contracts which are Fixed Rate Home Equity
                          Contracts, and (ii) paid in respect of the Class HE:
                          A-1B ARM Certificates in the case of amounts which had been allocated to fund the purchase of Subsequent Home
                          Equity Contracts which are Adjustable Rate Home Equity
                          Contracts.

LOSSES ON LIQUIDATED
   HE CONTRACTS:          If Net Liquidation Proceeds from Liquidated Contracts
                          in the respective collection period are less than the Scheduled Principal Balance of such Liquidated
                          Contracts plus accrued and unpaid interest thereon, the deficiency will be absorbed by the Class HE: C
                          Certificateholder, then the Sub-Pool HE Guaranty Fee otherwise payable to the Company, then the Sub-Pool HE
                          Monthly Servicing Fee otherwise payable to the Servicer (as long as Green Tree is the Servicer), then the Class HE:B-2 Certificateholders, then the Class
                          HE:B-1 Certificateholders, then the Class HE:M-2
                          Certificateholders and then the Class HE:M-1
                          Certificateholders.



  Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

INTEREST
(Class HE:  A, M-1, M-2,
 B-1): Interest will be distributable first to each Class of Class HE: A Certificates concurrently, then to the Class HE: M-1 Certificates, then to the Class HE: M-2 Certificates and then to the Class HE: B-1 Certificates. Interest will be paid concurrently on each Class of Class HE:A Certificates at the related Pass-Through Rate on the then outstanding related Class Principal Balance (in the case of Class HE:A Certificates other than the Class HE:A-7 IO Certificates) or based on the Notional Principal Amount (in the case of the Class HE:A-7 IO Certificates). Interest will be calculated on the Class HE:A-7 IO Certificates on the basis of a "Notional Principal Amount" equal to the lesser of (a) the principal balance of the Class HE:A Certificates and (b) $110,000,000 (reference to the Notional Principal Amount is solely for convenience in certain calculations and does not represent the right to receive any distribution allocable to principal). The Class HE:A-7 IO Certificates are entitled to receive interest payments only through the Payment Date in August 2000. Interest will initially accrue from the Settlement Date and thereafter will accrue from the most recent Payment Date on which interest has been paid, in each case, to but excluding the following Payment Date.

                          The Class HE:A-1B ARM Certificates will bear interest at a variable Pass-Through Rate calculated on an actual/360 basis. The Pass-Through Rate for the Class HE:A-1B ARM Certificates will be floating and will equal the lesser of :

                              i.   one-month LIBOR plus the Pass-Through Margin;
                              ii.  the Available Funds Pass-Through Rate; or
                              iii. 14.00%.

                          The Pass-Through Margin will equal [___%] per annum through the Payment Date on which the principal balance of the Home Equity Contracts and Home Improvement Contracts is 10% or more of the Principal Balance of the Home Equity Contracts and Home Improvement Contracts as of the Cut-off Date, and [2 x the Pass-Through Margin] per annum on each Payment Date on which the principal balance of the Home Equity Contracts and Home Improvement Contracts is less than 10% of the Principal Balance of the Home Equity Contracts and Home Improvement Contracts as of the Cut-off Date. The Available Funds Pass-Through Rate for any Payment Date will be a rate per annum equal to the weighted average of the Expense Adjusted Mortgage Rates on the then outstanding Adjustable Rate Contracts. The Expense Adjusted Mortgage Rate on any Adjustable Rate Contract is equal to the then applicable Loan Interest Rate thereon, minus the Expense Fee Rate, which is 0.50% per annum and equal to the sum of the servicing fee and the trustee fee.

                          Interest on the outstanding Class HE: A Principal Balance, Class HE: M-1 Adjusted Principal Balance, Class HE: M-2 Adjusted Principal Balance and Class HE:
                          B-1 Adjusted Principal Balance, as applicable, will accrue from the Settlement Date, or from the most recent Payment Date on which interest has been paid to but excluding the following Payment Date. Interest on the Class HE: A-1B ARM Certificates will accrue on an actual/360 basis. Interest on all other Class HE Certificates will accrue on a 30/360 basis. Interest shortfalls will be carried forward, and will bear interest at the applicable Pass-Through Rate, to the extent legally permissible.

                          The Class HE: M-1 Adjusted Principal Balance is the Class HE: M-1 Principal Balance less any Class HE: M-1 Liquidation Loss Principal Amount. The Class HE: M-1 Principal Balance is the Original Class HE: M-1 Principal Balance less all amounts previously distributed on account of principal of the Class HE:
                          M-1 Certificates.

                          The Class HE: M-2 Adjusted Principal Balance is the Class HE: M-2 Principal Balance less any Class HE: M-2 Liquidation Loss Principal Amount. The Class HE: M-2 Principal Balance is the Original Class HE: M-2 Principal Balance less all amounts previously distributed on account of principal of the Class HE:
                          M-2 Certificates.



  Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

INTEREST (continued):     The Class HE: B-1 Adjusted Principal Balance is the
                          Class HE: B-1 Principal Balance less any Class HE: B-1
                          Liquidation Loss Principal Amount. The Class HE: B-1
                          Principal Balance is the Original Class HE: B-1
                          Principal Balance less all amounts previously distributed on account of principal of the Class HE:
                          B-1 Certificates.

PRINCIPAL
(Class HE: A, M-1, M-2,
 B-1): After the payment of all interest distributable to Class HE: A, Class HE: M-1, Class HE: M-2 and Class
                          HE: B-1 Certificateholders, principal will be distributed in the following manner.

CLASS HE: A PRINCIPAL:    After payment of all interest distributable to the
                          Class HE: A, Class HE: M-1, Class HE: M-2, and Class
                          HE: B-1 Certificateholders, holders of the Class HE:
                          A-1A ARM Certificates and the Class HE: A-1B ARM
                          Certificates will be entitled to receive, as payments of principal, an amount equal to the Class HE: A-1A
                          ARM Percentage and the Class HE: A-1B ARM Percentage, respectively, of the Class HE: A-1 ARM Formula
                          Principal Distribution Amount. The Senior Percentage of the Formula Principal Distribution Amount will be distributed, to the extent of the Amount Available after payment of interest on each Class of Class HE: A
                          Certificates (other than the Class HE: A-7 IO
                          Certificates) as follows: (i) that portion, if any, of the Sub-Pool HE Senior Percentage of the Sub-Pool HE
                          Formula Principal Distribution Amount equal to the
                          Class HE: A-6 Lockout Pro Rata Distribution Amount will be distributed to the Class HE: A-6
                          Certificateholders; and (ii) the remainder of the Sub-Pool HE Senior Percentage of the Sub-Pool HE
                          Formula Principal Distribution Amount will be distributed in the following order: first to the Class
                          HE: A-1 Certificateholders until the Class HE: A-1
                          Principal Balance has been reduced to zero, then to the Class HE: A-2 Certificateholders until the Class
                          HE: A-2 Principal Balance has been reduced to zero, then to the Class HE: A-3 Certificateholders until the Class HE: A-3 Principal Balance has been reduced to zero, then to the Class HE: A-4 Certificateholders until the Class HE: A-4 Principal Balance has been reduced to zero, then to the Class HE: A-5
                          Certificateholders until the Class HE: A-5 Principal
                          Balance has been reduced to zero, and then to the Class HE: A-6 Certificateholders until the Class HE:
                          A-6 Principal Balance has been reduced to zero.

                          The "Sub-Pool HE Formula Principal Distribution Amount" will generally be equal to (A) the sum of (i) all scheduled payments of principal due on each outstanding Home Equity Contract during the related Due Period, (ii) the Scheduled Balance of each Home Equity Contract which, during the related Due Period, was repurchased by the Company, (iii) all partial principal prepayments applied and all principal prepayments in full received during such Due Period in respect of Home Equity Contracts, (iv) the scheduled principal balance of each Home Equity Contract that became a liquidated contract during such related Due Period and (v) any amount described in clauses (i) through (iv) above that was not previously distributed because of an insufficient amount of funds available if (a) the Payment Date occurs on or after the Payment Date on which the Class HE: B-2 Principal Balance has been reduced to zero, or (b) such amount was not covered by a Class HE: B-2 Guaranty Payment and corresponding reduction in the Class HE: B-2 Principal Balance, minus (B) the Class HE: A-1 ARM Formula Principal Distribution Amount.


  Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                          The "Class HE: A-1 ARM Formula Principal Distribution Amount" on or before the Payment Date on which the Class HE: A-1A ARM and Class HE: A-1B ARM Certificates have been paid in full will generally be equal to the lesser of (A) the sum of (i) the Class HE: A-1A ARM Principal Balance and (ii) the Class HE: A-1B ARM Principal Balance or (B) the sum of the following: (i) all scheduled payments of principal due on each outstanding Adjustable Rate Contract during the related Due Period; (ii) all partial principal prepayments and principal prepayments in full received on each Adjustable Rate Contract during the related Due Period; (iii) the scheduled principal balance of each Adjustable Rate Contract that became a liquidated contract during the related Due Period; (iv) the scheduled principal balance of each Adjustable Rate Contract repurchased by the Company during the related Due Period; and (v) on any Payment Date which is on or after the Payment Date on which the Class HE: A-1, A-2, A-3, A-4, A-5, and A-6 Certificates have been paid in full, (a) the Sub-Pool HE Senior Percentage times (x) the sum of the amounts described in clauses
                          (i) through (v) of the definition of the Sub-Pool HE Formula Principal Distribution Amount less (y) the sum of the amounts described in clauses (i) through (iv) of the definition of the Class HE: A-1 ARM Formula Principal Distribution Amount less (b) the amount, if any, distributed in payment of principal on the Class
                          HE: A-1, A-2, A-3, A-4, A-5, and A-6 Certificates on such Payment Date.

                          The Class HE: A-1A ARM Percentage for any Payment Date will be (i) 0% prior to the Payment Date in May 2000 (unless the Class HE: A-1B ARM Principal Balance has been reduced to zero), (ii) 90% on the Payment Date in May 2000 and each Payment Date thereafter (unless the Class HE: A-1B ARM Principal Balance has been reduced to zero), and (iii) on and after any Payment Date on which the Class HE: A-1B ARM Principal Balance has been reduced to zero (until the Class HE: A-1A ARM Principal Balance has been reduced to zero), 100%. The Class HE: A-1B ARM Percentage for any Payment Date will equal 100% minus the Class HE: A-1A ARM Percentage.

                          The "Class HE: A-6 Lockout Pro Rata Distribution Amount," as to any Payment Date, is an amount equal to the lesser of:

                          (a) the product of (1) the Class HE: A-6 Lockout Percentage, and (2) the product of (A) a fraction, the numerator of which is the Class HE: A-6 Principal Balance immediately preceding such Payment Date and the denominator of which is the Class HE: A Principal Balance less the sum of the Class HE: A-1A ARM Principal Balance and the Class HE: A-1B ARM Principal Balance immediately preceding such Payment Date, and
                          (B) the Senior Percentage of the Formula Principal Distribution Amount for such Payment Date, and

                          (b) the Class HE: A-6 Principal Balance immediately preceding such Payment Date.

                          The "Class HE: A-6 Lockout Percentage" for each Payment Date shall be as follows:

                          Payment Dates                      Lockout Percentage

                          September 1998 - August 2000             0%
                          September 2000 - August 2002             20%
                          September 2002 - August 2003             80%
                          September 2003 - August 2004             100%
                          September 2004 and thereafter            300%


  Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                          The Sub-Pool HE Senior Percentage will equal 100% if either of the following exist: i) the Payment Date is prior to September 2001 (month 37); or ii) any Class
                          HE: B Principal Distribution Test (see below) is not satisfied.

                          On each Payment Date on which the Class HE: B Principal Distribution Test has been satisfied, the Senior Percentage will equal a fraction, expressed as a percentage, the numerator of which is the sum of the Class HE: A Principal Balance (excluding the Class HE:
                          A-1A ARM Principal Balance and the Class HE: A-1B ARM Principal Balance) and the Class HE: M Principal Balance for such Payment Date, and the denominator of which is the Pool Scheduled Principal Balance of Home Equity Contracts other than the Adjustable Rate Contracts for the immediately preceding Payment Date.

                          The Class HE: A-7 IO Certificates are interest-only Certificates and are not entitled to receive distributions of principal.

CLASS HE: M-1 PRINCIPAL:  Class HE: M-1 Certificateholders will not receive principal until the Class HE: A Principal Balance has been reduced to zero. At that time the Class HE: M-1 Certificateholders will be entitled to receive the Sub-Pool HE Senior Percentage of the Sub-Pool HE Formula Principal Distribution Amount, until the Class
                          HE: M-1 Principal Balance has been reduced to zero.

CLASS HE: M-2 PRINCIPAL:  Class HE: M-2 Certificateholders will not receive principal until the Class HE: A and Class HE: M-1 Principal Balances have been reduced to zero. At that time Class HE: M-2 will be entitled to receive the Sub-Pool HE Senior Percentage of the Sub-Pool HE Formula Principal Distribution Amount, until the Class
                          HE: M-2 Principal Balance has been reduced to zero.

CLASS HE: B-1 PRINCIPAL:  The Class HE:B-1 Certificateholders will not receive principal payments until (i) the Class HE:B Cross-over Date and (ii) such time as either (a) each Class HE:B Principal Distribution Test is satisfied or (b) the Class HE:A Principal Balance and the Class HE:M Principal Balance have each been reduced to zero. At that time, to the extent of the amount available after payment of all interest distributable to the Class HE:
                          A, Class HE: M-1, Class HE: M-2 and Class HE: B-1 Certificateholders and all principal distributable to the Class HE: A, Class HE: M-1 and Class HE: M-2 Certificateholders, Class HE:B-1 Certificateholders will receive the Class HE: B Percentage of the Sub-Pool HE Formula Principal Distribution Amount until the Class HE: B-1 Principal Balance has been reduced to zero.

                          The Class HE: B Percentage will be equal to 100% minus the Sub-Pool HE Senior Percentage. The Class HE: B Percentage after the Class HE: A and Class HE: M Principal Balances have been reduced to zero will be equal to 100%.

CLASS HE: B PRINCIPAL     (i) the Sub-Pool HE Average Sixty-Day Delinquency
  DISTRIBUTION TESTS:         Ratio with respect to Sub-Pool HE as of the given
                              Payment Date and the prior two Payment Dates must not exceed 6%;

                          (ii) the Sub-Pool HE Average Thirty-Day Delinquency
                               Ratio with respect to Sub-Pool HE as of the given Payment Date and the prior two Payment Dates must not exceed 12%;

                          (iii) the Sub-Pool HE Cumulative Realized Losses with
                                respect to Sub-Pool HE as of the given Payment Date must not exceed 7.5%;

                          (iv) the Sub-Pool HE Current Realized Loss Ratio with
                               respect to Sub-Pool HE as of the given Payment Date must not exceed 2.0%; and

                          (v) the Class HE:B Principal Balance divided by the
                              Pool Scheduled Principal Balance of Sub-Pool HE as of the immediately preceding Payment Date must be equal to or greater than 14.6%.


  Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

LIQUIDATION LOSS
 INTEREST:                Liquidation Loss Interest will be distributable first
                          to the Class HE: M-1 Certificates, then to the Class
                          HE: M-2 Certificates and then to the Class HE: B-1
                          Certificates. Interest on the outstanding Class HE:
                          M-1 Liquidation Loss Principal Amount, Class HE: M-2
                          Liquidation Loss Principal Amount and Class HE: B-1
                          Liquidation Loss Principal Amount, as applicable, will accrue from the Payment Date on which a Liquidation
                          Loss Amoutn was realized to but excluding the following Payment Date.

CLASS HE:B-2 INTEREST:    After payment of all interest and principal due on the
                          Class HE:A, Class HE:M-1, Class HE:M-2 and Class
                          HE:B-1 Certificates, interest will be paid to the Class HE:B-2 Certificateholders in an amount equal to the product of (a) the Class HE:B-2 Pass-Through Rate and (b) the then outstanding Class HE:B-2 Principal
                          Balance (less the Class HE:B-2 Liquidation Loss
                          Principal Amount, if any). The Class HE:B-2 Limited
                          Guaranty will be available to pay interest to the Class HE:B-2 Certificateholders if the Class HE:B-2
                          Remaining Amount Available is not sufficient. Interest will initially accrue from the Settlement Date and thereafter will accrue from the most recent Payment
                          Date on which interest has been paid to, in each case, but excluding the following Payment Date. Interest will be computed on a 30/360 basis. Interest shortfalls will be carried forward, and will bear interest at the Class HE:B-2 Pass-Through Rate, to the extent legally permissible.

CLASS HE:B-2 PRINCIPAL:   Except as described below, the Class HE:B-2
                          Certificateholders will not receive principal payments until the Class HE:B-1 Principal Balance has been reduced to zero. At that time, if each Class HE:B
                          Principal Distribution Test is satisfied (unless the
                          Class HE:A and Class HE:M Principal Balances have been reduced to zero), to the extent of the amount available after payment of the Class HE:A, the Class
                          HE:M and the Class HE:B-1 Distribution Amounts and any amounts actually paid under the Class HE:B-2 Limited
                          Guaranty, the Class HE:B-2 Certificateholders will receive the Class HE:B Percentage of the Sub-Pool HE
                          Formula Principal Distribution Amount until the Class
                          HE:B-2 Principal Balance has been reduced to zero.

                          On each Payment Date, the Class HE:B-2
                          Certificateholders will also be entitled to receive, pursuant to the Class HE:B-2 Limited Guaranty, the Class HE:B-2 Liquidation Loss Principal Amount until the Class HE:B-2 Principal Balance has been reduced to zero.

CLASS HE:B-2 LIMITED
 GUARANTY:                The Class HE:B-2 Limited Guaranty will be available to
                          pay the Class HE: B-2 Liquidation Loss Principal
                          Amount and the Class HE:B-2 Distribution Amount. The
                          Class HE:B-2 Limited Guaranty will be an unsecured general obligation of the Company.

CLASS HE: A-1B INTEREST
 CARRYOVER                If on any Distribution Date, the Class HE: A-1B ARM
                          Pass-Through Rate is based on the Available Funds
                          Pass-Through Rate, holders of such Certificates will be entitled to receive the Available Funds Cap
                          Carryover Amount to the extent funds are available.
                          The "Available Funds Cap Carryover Amount" is the excess of (i) the amount of interest the Class HE:
                          A-1B ARM Certificateholders would be entitled to receive on such Distribution Date had interest been calculated based on one-month LIBOR plus the Pass-Through Margin (but in no event exceeding 14%) over (ii) the amount of interest such Class will receive on such Distribution Date at the Available
                          Funds Pass-Through Rate, together with the unpaid portion of any such excess from prior Distribution
                          Dates (and interest accrued thereon at the then applicable Class HE: A-1B ARM Pass-Through Rate, without giving effect to the Available Funds
                          Pass-Through Rate, but in no event exceeding 14%). The ratings assigned to the Offered Certificates do not address the likelihood of the payment of any Interest
                          Carryover Amount.


  Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                           HOME IMPROVEMENT CONTRACTS

         The Home Improvement Contracts comprising Sub-Pool HI consist of conventional and FHA-insured home improvement contracts and promissory notes. The obligations of the Obligor under each Home Improvement Contract are secured by the related real estate.

         The information concerning the Initial Home Improvement Contracts presented below is based on a pool originated through July 8, 1998. Green Tree intends to acquire and sell Additional Home Improvement Contracts to the Trust on the Closing Date and Subsequent Home Improvement Contracts to the Trust thereafter. Although the characteristics of the final pool of Home Improvement Contracts will differ from the characteristics of the Initial Home Improvement Contracts shown below, Green Tree does not expect that the characteristics of the Additional and Subsequent Home Improvement Contracts sold to the Trust will vary materially from those of the Initial Home Improvement Contracts herein.


            THE INITIAL HOME IMPROVEMENT CONTRACT SUB-POOL

Number of Contracts in Sub-pool:                              10,550
Wgt. Avg. Contract Rate:                                      11.669%
Range of Rates:                                        6.99% - 17.50%
Wgt. Avg. Orig. Maturity:                                        219
Wgt. Avg. Rem. Maturity:                                         217
Avg. Rem. Princ. Balance:                                   $ 19,626

                GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
                      INITIAL HOME IMPROVEMENT CONTRACTS

                                                  % of HI Contract                               % of HI Contract
                                                 Sub-Pool by Number     Aggregate Principal         Sub-Pool by
                               Number of                 of                   Balance               Outstanding
State                          Contracts              Contracts             Outstanding          Principal Balance
----------------------   --------------------  --------------------  ----------------------  ----------------------
          CA                     1,241                 11.76%             $ 35,945,110.82             17.36%
          NY                      851                   8.07%              17,424,988.64               8.42%
          NJ                      649                   6.15%              13,059,814.14               6.31%
          TX                      523                   4.96%              12,651,649.36               6.11%
     Other States*               7,286                 69.06%              127,969,058.36             61.81%
                                ------                ------              ---------------            ------
       Total(1)                 10,550                100.00%            $ 207,050,621.32            100.00%
                                ======                ======             ================            ======

* No one State in this category constitutes more than 5% of the Sub-Pool HI Outstanding Principal Balance.

(1) Percentages do not add to 100% due to rounding.

          YEARS OF ORIGINATION OF INITIAL HOME IMPROVEMENT CONTRACTS

                                                                                  % of HI Contract Sub-Pool
                               Number of                Aggregate Principal       by Outstanding Principal
Year of Origination            Contracts                Balance Outstanding                Balance
-----------------------    ---------------       ---------------------------   -----------------------------
            1995                         1                14,564.50                          0.01%
            1996                         3               188,956.94                          0.09%
            1997                       277             5,434,912.09                          2.62%
            1998                    10,269           201,412,187.79                         97.27%
                                    ------           --------------                        ------
        Total(1)                    10,550          $207,050,621.32                        100.00%
                                    ======          ===============                        ======

(1) Percentages do not add to 100% due to rounding.

       DISTRIBUTION OF ORIGINAL INITIAL HOME IMPROVEMENT CONTRACT AMOUNTS


                                                                                            % of HI Contract
        Original HI Contract                 Number of       Aggregate Principal        Sub-Pool by Outstanding
         Amount (in Dollars)                 Contracts       Balance Outstanding          Principal Balance
--------------------------------------    -------------      -------------------        -----------------------
               0   -      10,000.00             2,319          $16,028,525.91                       7.74%
       10,000.01   -      20,000.00             4,069           59,587,624.01                      28.78%
       20,000.01   -      30,000.00             2,411           58,032,827.88                      28.03%
       30,000.01   -      40,000.00               937           31,529,293.05                      15.23%
       40,000.01   -      50,000.00               489           21,134,374.56                      10.21%
       50,000.01   -      60,000.00               200           10,373,647.38                       5.01%
       60,000.01   -      70,000.00                43            2,731,754.07                       1.32%
       70,000.01   -      80,000.00                35            2,593,291.91                       1.25%
       80,000.01   -      90,000.00                15            1,267,370.86                       0.61%
       90,000.01   -     100,000.00                 6              569,030.81                       0.27%
      100,000.01   -     110,000.00                 5              529,160.88                       0.26%
      110,000.01   -     120,000.00                10            1,147,657.83                       0.55%
      120,000.01   -     130,000.00                 6              767,461.37                       0.37%
      130,000.01   -     140,000.00                 2              266,444.75                       0.13%
      140,000.01   -     150,000.00                 1              145,790.00                       0.07%
      150,000.01   -     160,000.00                 1              154,422.00                       0.07%
      160,000.01   -     200,000.00                 1              191,944.05                       0.09%
                                               ------        ----------------                      -----
        Total(1)                               10,550         $207,050,621.32                     100.00%
                                               ======        ================                     ======

(1) Percentages do not add to 100% due to rounding.

                    INITIAL HOME IMPROVEMENT CONTRACT RATES

                                                                                               % of HI Contract
Range of HI Contracts by                      Number of            Aggregate Principal      Sub-Pool by Outstanding
Contract Rates                                Contracts            Balance Outstanding         Principal Balance
-----------------------------               -----------           --------------------      -----------------------
        6.001% -   7.000%                         1                          29,710.20             0.01%
        7.001% -   8.000%                        13                         462,121.87             0.22%
        8.001% -   9.000%                       473                       9,389,055.05             4.53%
        9.001% -   10.000%                    1,565                      36,442,427.38            17.60%
       10.001% -   11.000%                    2,295                      50,827,910.89            24.55%
       11.001% -   12.000%                    1,466                      31,363,844.11            15.15%
       12.001% -   13.000%                    1,739                      32,028,836.32            15.47%
       13.001% -   14.000%                    1,691                      24,771,593.06            11.96%
       14.001% -   15.000%                    1,049                      16,382,402.44             7.91%
       15.001% -   16.000%                      210                       4,243,782.03             2.05%
       16.001% -   17.000%                       42                         960,871.71             0.46%
  Greater than     17.000%                        6                         148,066.26             0.07%
                                             ------                    ---------------           ------
      Total(1)                               10,550                    207,050,621.32            100.00%
      ========                               ======                    ==============            ======

(1) Percentages do not add to 100% due to rounding.

      REMAINING MONTHS TO MATURITY OF INITIAL HOME IMPROVEMENT CONTRACTS

                                                                                          % of HI Contract Sub-Pool
                                          Number of              Aggregate Principal       by Outstanding Principal
Months Remaining                          Contracts              Balance Outstanding               Balance
-------------------------------          ----------              -------------------       ------------------------
         Less than     30                     26                      $   127,324.88               0.06%
                31 -   60                    790                        6,728,591.85               3.25%
                61 -   90                    396                        3,716,249.07               1.79%
                91 -   120                 2,560                       34,634,446.34              16.73%
               121 -   150                   151                        2,075,293.58               1.00%
               151 -   180                 2,596                       50,401,775.65              24.34%
               181 -   210                     5                          112,685.75               0.05%
               211 -   240                 1,219                       27,835,246.73              13.44%
               241 -   270                     4                           78,753.61               0.04%
               271 -   300                 2,802                       81,314,981.07              39.27%
               301 -   360                     1                           25,272.79               0.01%
                                          ------                      --------------             ------
        Total(1)                          10,550                      207,050,621.32             100.00%
                                          ======                      ==============             ======

(1) Percentages do not add to 100% due to rounding.

              LIEN POSITION OF INITIAL HOME IMPROVEMENT CONTRACTS

                                                                                                % of HI Contract
                                              Number of            Aggregate Principal      Sub-Pool by Outstanding
Lien Position                                 Contracts            Balance Outstanding         Principal Balance
-----------------------------------       --------------          ---------------------   --------------------------
First                                            849                  $  20,210,443.60                9.76%
Second                                         7,865                    151,934,987.96               73.38%
Third                                          1,823                     34,677,743.39               16.75%
Fourth                                            13                        227,446.37                0.11%
                                              ------                  ----------------               -----
        Total(1)                              10,550                   $207,050,621.32              100.00%
                                              ======                  ================              ======

(1) Percentages do not add to 100% due to rounding.

                             HOME EQUITY CONTRACTS

         The Home Equity Contracts comprising Sub-Pool HE consist of both fixed rate and adjustable rate closed-end home equity contracts. The adjustable rate closed-end home equity contracts are subject to interest rate adjustments after an initial six month, twenty-four month, or thirty-six month period (the "Adjustable Rate Home Equity Contracts"). All Home Equity Contracts which are not Adjustable Rate Contracts are referred to herein as "Fixed Rate Home Equity Contracts." The obligations of the Obligor under each Home Equity Contract are secured by the related real estate.

         The information concerning the Initial Home Equity Contracts presented below is based on a pool originated through June 30, 1998. Green Tree intends to acquire and sell Additional Home Equity Contracts to the Trust on the Closing Date and Subsequent Contracts to the Trust thereafter. Although the characteristics of the final pool of Home Equity Contracts will differ from the characteristics of the Initial Home Equity Contracts shown below, Green Tree does not expect that the characteristics of the Additional and Subsequent Home Equity Contracts sold to the Trust will vary materially from those of the Initial Home Equity Contracts herein.


                   THE INITIAL HOME EQUITY CONTRACT SUB-POOL
                   INITIAL FIXED RATE HOME EQUITY CONTRACTS

        Number of Contracts in Sub-pool:                    6,679
        Wgt. Avg. Contract Rate:                           11.384%
        Range of Rates:                             7.00% - 18.74%
        Wgt. Avg. Orig. Maturity:                             248
        Wgt. Avg. Rem. Maturity:                              247
        Avg. Rem. Princ. Balance:                      $58,604.97
        Wgt. Avg. CLTV:                                     88.16%

                GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
                   INITIAL FIXED RATE HOME EQUITY CONTRACTS

                                                                                                  % of HE Contract
                                                  % of HE Contract                                   Sub-Pool by
                               Number of         Sub-Pool by Number      Aggregate Principal         Outstanding
State                          Contracts            of Contracts         Balance Outstanding      Principal Balance
----------------------        ----------         ------------------     --------------------     ------------------
MI                                  435                  6.51%             27,123,777.94                6.93%
CA                                  273                  4.09%             24,053,135.17                6.15%
OH                                  462                  6.92%             23,110,566.84                5.90%
IL                                  347                  5.20%             20,737,309.70                5.30%
PA                                  365                  5.46%             20,291,024.14                5.18%
Other*                            4,797                 71.82%            276,106,785.32               70.51%
                                  -----                 ------            --------------               ------
        Total(1)                  6,679                100.00%            391,422,599.11              100.00%
                                  =====                =======            ==============              =======

---------------
* No one State in this category constitutes more than 5% of the Initial Fixed Rate Home Equity Contracts Outstanding Principal Balance.
(1)   Percentages do not add to 100% due to rounding.

       YEARS OF ORIGINATION OF INITIAL FIXED RATE HOME EQUITY CONTRACTS

                                                                                  % of HE Contract
                                  Number of            Aggregate Principal    Sub-Pool by Outstanding
Year of Origination               Contracts            Balance Outstanding       Principal Balance
-----------------------------    ----------            -------------------    -----------------------
     1996                                 3                  202,992.20                      0.05%
     1997                               108                6,346,196.11                      1.62%
     1998                             6,568              384,873,410.80                     98.33%
                                      -----              --------------                    ------
     Total (1)                        6,679              391,422,599.11                    100.00%
                                      =====              ==============                    ======

(1) Percentages do not add to 100% due to rounding.

                 INITIAL FIXED RATE HOME EQUITY CONTRACT RATES

                                                                                  % of HE Contract
Range of HE Contracts by           Number of        Aggregate Principal    Sub-Pool by Outstanding
Contract Rates                     Contracts        Balance Outstanding       Principal Balance
-----------------------------      ---------      ---------------------    -----------------------
        6.001% - 7.000%                  1                 75,500.00                     0.02%
        7.001% - 8.000%                 14              1,693,245.15                     0.43%
        8.001% - 9.000%                120             13,581,111.33                     3.47%
        9.001% - 10.000%               659             65,132,035.77                    16.64%
       10.001% - 11.000%             1,425            119,126,727.41                    30.43%
       11.001% - 12.000%             1,163             69,848,745.32                    17.84%
       12.001% - 13.000%             1,452             61,048,564.48                    15.60%
       13.001% - 14.000%             1,137             39,185,145.79                    10.01%
       14.001% - 15.000%               463             14,326,493.68                     3.66%
       15.001% - 16.000%               135              4,361,832.09                     1.11%
       16.001% - 17.000%                80              2,413,572.52                     0.62%
       17.001% - 18.000%                26                526,489.92                     0.13%
       18.001% - 19.000%                 4                103,135.65                     0.03%
                                     -----            --------------                   ------
       Total (1)                     6,679            391,422,599.11                   100.00%
                                     =====            ==============                   =======

(1) Percentages do not add to 100% due to rounding.

   DISTRIBUTION OF ORIGINAL INITIAL FIXED RATE HOME EQUITY CONTRACT AMOUNTS

                                                                                        % of HE Contract
Original HE Contract                    Number of         Aggregate Principal    Sub-Pool by Outstanding
Amount (in Dollars)                     Contracts         Balance Outstanding       Principal Balance
------------------------------          ---------       -----------------------   -----------------------
               0 -  10,000.00                113             1,089,247.24                     0.28%
       10,000.01 -  20,000.00              1,011            15,809,596.09                     4.04%
       20,000.01 -  30,000.00                953            24,035,135.43                     6.14%
       30,000.01 -  40,000.00                770            27,207,725.69                     6.95%
       40,000.01 -  50,000.00                717            32,565,380.12                     8.32%
       50,000.01 -  60,000.00                646            35,560,722.45                     9.08%
       60,000.01 -  70,000.00                531            34,554,314.90                     8.83%
       70,000.01 -  80,000.00                431            32,219,257.24                     8.23%
       80,000.01 -  90,000.00                331            28,029,571.45                     7.16%
       90,000.01 -  100,000.00               218            20,799,044.77                     5.31%
      100,000.01 -  110,000.00               190            20,028,491.79                     5.12%
      110,000.01 -  120,000.00               165            18,938,806.60                     4.84%
      120,000.01 -  130,000.00               129            16,137,834.98                     4.12%
      130,000.01 -  140,000.00                96            12,880,843.10                     3.29%
      140,000.01 -  150,000.00                74            10,771,288.08                     2.75%
      150,000.01 -  160,000.00                58             9,010,569.05                     2.30%
      160,000.01 -  170,000.00                48             7,905,801.29                     2.02%
      170,000.01 -  180,000.00                38             6,644,424.13                     1.70%
      180,000.01 -  190,000.00                27             4,972,927.57                     1.27%
      190,000.01 -  200,000.00                23             4,491,770.72                     1.15%
      200,000.01 -  210,000.00                25             5,136,172.90                     1.31%
      210,000.01 -  220,000.00                14             3,008,535.66                     0.77%
      220,000.01 -  230,000.00                15             3,391,417.46                     0.87%
      230,000.01 -  240,000.00                 8             1,870,175.84                     0.48%
      240,000.01 -  250,000.00                 7             1,720,326.29                     0.44%
      250,000.01 -  260,000.00                 8             2,035,561.92                     0.52%
      260,000.01 -  270,000.00                 5             1,317,502.97                     0.34%
      270,000.01 -  280,000.00                 6             1,640,571.68                     0.42%
      280,000.01 -  290,000.00                 1               284,050.00                     0.07%
      290,000.01 -  300,000.00                 3               883,400.00                     0.23%
      300,000.01 -  310,000.00                 2               609,833.60                     0.16%
      310,000.01 -  320,000.00                 1               315,000.00                     0.08%
      320,000.01 -  330,000.00                 2               656,727.03                     0.17%
      330,000.01 -  340,000.00                 1               335,350.00                     0.09%
      340,000.01 -  360,000.00                 5             1,743,289.13                     0.45%
      360,000.01 -  370,000.00                 2               725,574.88                     0.19%
      380,000.01 -  400,000.00                 2               754,403.81                     0.19%
      400,000.01 -  440,000.00                 1               408,317.35                     0.10%
      440,000.01 -  490,000.00                 1               445,500.00                     0.11%
      490,000.01 -  500,000.00                 1               488,135.90                     0.12%
                                           -----           --------------                   ------
       Total(1)                            6,679           391,422,599.11                   100.00%
                                           =====           ==============                   ======

(1) Percentages do not add to 100% due to rounding.

   REMAINING MONTHS TO MATURITY OF INITIAL FIXED RATE HOME EQUITY CONTRACTS

                                                                                % of HE Contract
                                     Number of        Aggregate Principal    Sub-Pool by Outstanding
Months Remaining                     Contracts        Balance Outstanding       Principal Balance
----------------------------        ----------        -------------------    -----------------------
       Less than    31                     53              1,067,655.97                     0.27%
              31 -  60                     49              1,506,088.76                     0.38%
              61 -  90                    411             11,710,705.41                     2.99%
              91 -  120                    31              1,278,713.89                     0.33%
             121 -  150                 2,396            119,695,297.49                    30.58%
             151 -  180                    26                912,206.63                     0.23%
             181 -  210                 2,034            119,793,281.65                    30.60%
             211 -  240                     3                248,350.00                     0.06%
             241 -  270                   960             65,963,312.09                    16.85%
             271 -  300                     2                191,350.67                     0.05%
             331 -  360                   714             69,055,636.55                    17.64%
             ----------                 -----            --------------                   ------
       Total(1)                         6,679            391,422,599.11                   100.00%
                                        =====            ==============                   =======

(1) Percentages do not add to 100% due to rounding.

           LIEN POSITION OF INITIAL FIXED RATE HOME EQUITY CONTRACTS

                                                                                      % of HE Contract
                                   Number of             Aggregate Principal       Sub-Pool by Outstanding
               Lien                Contracts             Balance Outstanding          Principal Balance
-----------------------------      ---------             -------------------       -----------------------
     First                             4,096                  317,420,268.71                     81.09%
     Second                            2,560                   73,630,412.43                     18.81%
     Third                                23                      371,917.97                      0.10%
                                      ------                  --------------                     -----
        Total(1)                       6,679                  391,422,599.11                    100.00%
                                      ======                  ==============                    ======

(1) Percentages do not add to 100% due to rounding.

   COMBINED LOAN-TO-VALUE RATIO OF INITIAL FIXED RATE HOME EQUITY CONTRACTS

                                                                                     % of HE Contract
                                     Number of            Aggregate Principal    Sub-Pool by Outstanding
Combined Loan-to-Value Ratio         Contracts            Balance Outstanding       Principal Balance
------------------------------      ----------            -------------------    -----------------------
         0.01% -  10.00%                    2                    32,816.00                     0.01%
        10.01% -  20.00%                   15                   330,696.60                     0.08%
        20.01% -  30.00%                   42                 1,326,892.83                     0.34%
        30.01% -  40.00%                   50                 1,547,273.47                     0.40%
        40.01% -  50.00%                   77                 2,891,909.34                     0.74%
        50.01% -  60.00%                  123                 5,366,628.33                     1.37%
        60.01% -  70.00%                  274                13,251,632.12                     3.39%
        70.01% -  80.00%                  857                43,710,619.46                    11.17%
        80.01% -  90.00%                2,286               136,504,047.32                    34.87%
        90.01% -  100.00%               2,896               184,732,943.59                    47.20%
       100.01% -  110.00%                  55                 1,657,187.51                     0.42%
       110.01% -  120.00%                   2                    69,952.54                     0.02%
                                        -----               --------------                     ----
       Total(1)                         6,679               391,422,599.11                   100.00%
                                        =====               ==============                   ======

(1) Percentages do not add to 100% due to rounding.

                   THE INITIAL HOME EQUITY CONTRACT SUB-POOL
                 INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

        Number of Contracts in Sub-pool:                   1,115
        Wgt. Avg. Contract Rate:                           9.126%
        Range of Rates:                            6.50% - 18.99%
        Wgt. Avg. Orig. Maturity:                            360
        Wgt. Avg. Rem. Maturity:                             359
        Avg. Rem. Princ. Balance:                       $115,631
        Wgt. Avg. CLTV:                                    85.82%

          GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
          INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                                                  % of HE Contract
                                                  % of HE Contract                                   Sub-Pool by
                               Number of         Sub-Pool by Number      Aggregate Principal         Outstanding
State                          Contracts            of Contracts         Balance Outstanding      Principal Balance
------------------             ---------         ------------------      -------------------      -----------------
CA                                  110                  9.87%             19,971,169.68               15.49%
WA                                  113                 10.13%             15,391,841.33               11.94%
OH                                  130                 11.66%             11,064,752.70                8.58%
MD                                   46                  4.13%              7,342,514.65                5.70%
MI                                   92                  8.25%              7,021,600.76                5.45%
Other*                              624                 55.96%             68,136,957.18               52.85%
                                  -----                ------             -------------               ------
       Total(1)                   1,115                100.00%            128,928,836.30              100.00%
                                  =====                ======             ==============              ======

---------------
* No one State in this category constitutes more than 5% of the Initial Adjustable Rate Home Equity Contracts Outstanding Principal Balance.
(1) Percentages do not add to 100% due to rounding.

     YEARS OF ORIGINATION OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                                       % of HE Contract
                                      Number of            Aggregate Principal     Sub-Pool by Outstanding
Year of Origination                   Contracts            Balance Outstanding        Principal Balance
-------------------------             ---------            -------------------     -----------------------
     1997                                    86              9,266,995.40                      7.19%
     1998                                 1,029            119,661,840.90                     92.81%
                                          -----            --------------                    ------
                         Total:           1,115            128,928,836.30                    100.00%
                         ======           =====            ==============                    ======

 DISTRIBUTION OF ORIGINAL INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACT AMOUNTS

                                                                                      % of HE Contract
Original HE Contract                  Number of            Aggregate Principal    Sub-Pool by Outstanding
Amount (in Dollars)                   Contracts            Balance Outstanding       Principal Balance
------------------------------        ---------            -------------------   ------------------------
    20,000.01 -  30,000.00                   6              $   160,113.82                   0.12%
    30,000.01 -  40,000.00                  22                  788,717.01                   0.61%
    40,000.01 -  50,000.00                  48                2,202,075.36                   1.71%
    50,000.01 -  60,000.00                  84                4,628,920.81                   3.59%
    60,000.01 -  70,000.00                  88                5,743,751.90                   4.45%
    70,000.01 -  80,000.00                 123                9,142,405.85                   7.09%
    80,000.01 -  90,000.00                  75                6,363,809.93                   4.94%
    90,000.01 -  100,000.00                106               10,103,643.69                   7.84%
   100,000.01 -  110,000.00                 76                7,995,751.52                   6.20%
   110,000.01 -  120,000.00                 83                9,586,940.46                   7.44%
   120,000.01 -  130,000.00                 67                8,377,165.82                   6.50%
   130,000.01 -  140,000.00                 51                6,902,187.34                   5.35%
   140,000.01 -  150,000.00                 52                7,554,107.24                   5.86%
   150,000.01 -  160,000.00                 42                6,475,764.55                   5.02%
   160,000.01 -  170,000.00                 20                3,293,942.62                   2.55%
   170,000.01 -  180,000.00                 24                4,192,661.38                   3.25%
   180,000.01 -  190,000.00                 23                4,253,808.12                   3.30%
   190,000.01 -  200,000.00                 15                2,933,267.42                   2.28%
   200,000.01 -  210,000.00                 11                2,265,857.31                   1.76%
   210,000.01 -  220,000.00                 13                2,786,107.04                   2.16%
   220,000.01 -  230,000.00                 14                3,150,810.83                   2.44%
   230,000.01 -  240,000.00                 13                3,057,393.20                   2.37%
   240,000.01 -  250,000.00                  8                1,972,810.64                   1.53%
   250,000.01 -  260,000.00                 12                3,046,639.78                   2.36%
   260,000.01 -  270,000.00                  6                1,596,980.75                   1.24%
   270,000.01 -  280,000.00                  7                1,920,474.99                   1.49%
   280,000.01 -  290,000.00                  4                1,140,779.87                   0.88%
   290,000.01 -  300,000.00                  2                  581,183.26                   0.45%
   300,000.01 -  310,000.00                  5                1,523,820.15                   1.18%
   310,000.01 -  320,000.00                  3                  951,419.61                   0.74%
   320,000.01 -  330,000.00                  3                  979,993.22                   0.76%
   330,000.01 -  340,000.00                  2                  670,742.22                   0.52%
   340,000.01 -  350,000.00                  2                  690,035.85                   0.54%
   350,000.01 -  360,000.00                  1                  351,602.74                   0.27%
   360,000.01 -  370,000.00                  1                  368,100.00                   0.29%
   370,000.01 -  420,000.00                  2                  752,050.00                   0.58%
   420,000.01 -  430,000.00                  1                  423,000.00                   0.33%
                                        ------             ---------------                 ------
       Total(1)                          1,115             $128,928,836.30                 100.00%
                                        ======             ===============                 ======

(1) Percentages do not add to 100% due to rounding.

  REMAINING MONTHS TO MATURITY OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                                   % of HE Contract
                                   Number of            Aggregate Principal    Sub-Pool by Outstanding
Months Remaining                   Contracts            Balance Outstanding       Principal Balance
--------------------------         ---------            -------------------    -----------------------
         151 -   180                      2                    249,547.55                     0.19%
         211 -   240                      1                     65,668.34                     0.05%
         331 -   360                  1,112                128,613,620.41                    99.76%
                                      -----                --------------                   ------
       Total                          1,115                128,928,836.30                   100.00%
                                      =====                ==============                   =======

             INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACT RATES

                                                                                                % of HE Contract
Range of HE Contracts by                       Number of            Aggregate Principal     Sub-Pool by Outstanding
Contract Rates                                 Contracts            Balance Outstanding        Principal Balance
------------------------------                 ---------            -------------------     ------------------------
      6.001% -  7.000%                                10              2,096,310.70                     1.63%
      7.001% -  8.000%                               194             28,024,576.67                    21.74%
      8.001% -  9.000%                               354             42,547,332.71                    33.00%
      9.001% -  10.000%                              299             34,072,154.75                    26.43%
     10.001% -  11.000%                              159             14,655,115.35                    11.37%
     11.001% -  12.000%                               47              3,971,961.18                     3.08%
     12.001% -  13.000%                               22              1,860,370.45                     1.44%
     13.001% -  14.000%                               20              1,111,106.36                     0.86%
     14.001% -  15.000%                                4                326,897.10                     0.25%
     15.001% -  16.000%                                3                157,674.15                     0.12%
     16.001% -  17.000%                                2                 72,340.57                     0.06%
     18.001% -  19.000%                                1                 32,996.31                     0.03%
                                                    -----            --------------                   ------
       Total(1)                                     1,115            128,928,836.30                   100.00%
                                                    =====            ==============                   =======

(1) Percentages do not add to 100% due to rounding.

  COMBINED LOAN-TO-VALUE RATIO OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                                        % of HE Contract
                                        Number of            Aggregate Principal    Sub-Pool by Outstanding
Combined Loan-to-Value Ratio            Contracts            Balance Outstanding       Principal Balance
-------------------------------        ----------            -------------------  --------------------------
      20.01% -  30.00%                           1                 49,971.23                     0.04%
      30.01% -  40.00%                           2                113,711.80                     0.09%
      40.01% -  50.00%                           7                497,493.10                     0.39%
      50.01% -  60.00%                           9                756,421.15                     0.59%
      60.01% -  70.00%                          34              3,433,889.39                     2.66%
      70.01% -  80.00%                         305             32,166,904.06                    24.95%
      80.01% -  90.00%                         596             73,439,351.55                    56.96%
      90.01% -  100.00%                        157             18,108,134.94                    14.05%
     100.01% -  110.00%                          2                120,565.51                     0.09%
     110.01% -  120.00%                          2                242,393.57                     0.19%
                                             -----            --------------                   ------
       Total(1)                              1,115            128,928,836.30                   100.00%
                                             =====            ==============                   ======

(1) Percentages do not add to 100% due to rounding.

 MONTH OF NEXT RATE ADJUSTMENT OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                                             % of Adjustable Rate
                                            Number of            Aggregate Principal       Contracts by Outstanding
Month of Next Rate Adjustment               Contracts            Balance Outstanding          Principal Balance
-------------------------------             ---------            -------------------       ------------------------
1998-07                                           2                 198,645.19                        0.15%
1998-08                                           6                 472,411.11                        0.37%
1998-09                                           4                 308,798.88                        0.24%
1998-10                                           2                 130,144.10                        0.10%
1998-11                                           6                 729,828.81                        0.57%
1998-12                                           1                 123,500.00                        0.10%
1999-03                                           6                 865,939.12                        0.67%
1999-05                                           3                 417,653.79                        0.32%
1999-06                                          36               3,346,743.05                        2.60%
1999-07                                          15               1,686,908.55                        1.31%
1999-08                                           4                 643,237.11                        0.50%
1999-10                                           5                 719,870.03                        0.56%
1999-11                                          10               1,154,662.34                        0.90%
1999-12                                          11               1,170,811.46                        0.91%
2000-01                                          11               1,017,062.45                        0.79%
2000-02                                          30               3,374,109.71                        2.62%
2000-03                                         153              18,883,369.77                       14.65%
2000-04                                         337              37,030,563.08                       28.72%
2000-05                                         325              39,293,814.34                       30.48%
2000-06                                         129              15,284,249.17                       11.85%
2000-07                                           5                 872,850.00                        0.68%
2001-01                                           1                  34,354.44                        0.03%
2001-03                                           6                 509,725.53                        0.40%
2001-04                                           5                 520,984.27                        0.40%
2001-05                                           2                 138,600.00                        0.11%
                                              -----             --------------                      ------
       Total(1)                               1,115             128,928,836.30                      100.00%
                                              =====             ==============                      =======

(1)   Percentages do not add to 100% due to rounding

        LIEN POSITION OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                                          % of HE Contract Sub-Pool
                                               Number of          Aggregate Principal      by Outstanding Principal
                 Lien                          Contracts          Balance Outstanding              Balance
------------------------------------          ----------          -------------------     -------------------------
     First                                       1,115            128,928,836.30                     100.00%

        Total                                    1,115            128,928,836.30                     100.00%
                                                 =====            ==============                     ======

  DISTRIBUTION OF GROSS MARGIN OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                                            % of Adjustable Rate
                                           Number of            Aggregate Principal       Contracts by Outstanding
Gross Margin (%)                           Contracts            Balance Outstanding           Principal Balance
---------------------------               ---------             -------------------       ------------------------
      2.001% -   4.000%                         8                      743,642.90                        0.58%
      4.001% -   6.000%                       336                   38,752,236.77                       30.06%
      6.001% -   8.000%                       725                   85,877,682.03                       66.61%
      8.001% -   10.000%                       41                    3,318,635.47                        2.57%
     10.001% -   12.000%                        4                      203,642.82                        0.16%
     12.001% -   14.000%                        1                       32,996.31                        0.03%
                                            -----                  --------------                      ------
       Total (1)                            1,115                  128,928,836.30                      100.00%
                                            =====                  ==============                      ======

(1)   Percentages do not add to 100% due to rounding


     MAXIMUM LOAN RATE OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS


                                                                                            % of Adjustable Rate
                                            Number of           Aggregate Principal       Contracts by Outstanding
Maximum Loan Rate                           Contracts           Balance Outstanding           Principal Balance
---------------------------                 ---------           -------------------       ------------------------
       10.001% -  12.000%                         4                   714,229.28                        0.55%
       12.001% -  14.000%                       138                19,629,881.54                       15.23%
       14.001% -  16.000%                       620                75,420,119.37                       58.50%
       16.001% -  18.000%                       286                27,669,414.81                       21.46%
       18.001% -  20.000%                        56                 4,876,496.44                        3.78%
       20.001% -  22.000%                         8                   513,357.98                        0.40%
  Greater than -  22.000%                         3                   105,336.88                        0.08%
                                              -----               --------------                      ------
       Total (1)                              1,115               128,928,836.30                      100.00%
                                              =====               ==============                      ======

(1)   Percentages do not add to 100% due to rounding


       MINIMUM LOAN RATE OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                                             % of Adjustable Rate
                                            Number of            Aggregate Principal       Contracts by Outstanding
Minimum Loan Rate                           Contracts            Balance Outstanding          Principal Balance
--------------------------                  ---------            -------------------       ------------------------
      2.001% -  4.000%                              1                  157,500.00                       0.12%
      4.001% -  6.000%                              1                  150,000.00                       0.12%
      6.001% -  8.000%                            206               30,218,179.12                      23.44%
      8.001% -  10.000%                           653               76,472,050.58                      59.31%
     10.001% -  12.000%                           202               18,369,721.66                      14.25%
     12.001% -  14.000%                            42                2,971,476.81                       2.30%
     14.001% -  16.000%                             7                  484,571.25                       0.38%
     16.001% -  18.000%                             2                   72,340.57                       0.06%
     20.001% -  20.000%                             1                   32,996.31                       0.03%
                                                -----              --------------                     ------
       Total (1)                                1,115              128,928,836.30                     100.00%
                                                =====              ==============                     ======

(1)   Percentages do not add to 100% due to rounding

                                                CPR PREPAYMENT SENSITIVITIES
                                                FOR SUB-POOL HI CERTIFICATES

                            50% of            75% of             100% of            125% of             150% of
                         Prepayment         Prepayment         Prepayment          Prepayment         Prepayment
                           Model*             Model*             Model*              Model*             Model*
                         WAL/Maturity      WAL/Maturity       WAL/Maturity        WAL/Maturity       WAL/Maturity
                        -------------    ---------------      --------------      -------------      ------------
To Call
HI: A - 1               1.23    01/01    0.92      05/00       0.75     01/00     0.63     10/99      0.55    08/99
HI: A - 2               3.45    04/03    2.54      01/02       2.00     04/01     1.65     11/00      1.40    06/00
HI: A - 3               5.27    08/04    3.88      01/03       3.00     01/02     2.44     05/01      2.05    11/00
HI: A - 4               6.99    10/06    5.18      09/04       4.00     05/03     3.15     05/02      2.60    08/01
HI: A - 5               9.49    10/09    7.21      02/07       5.61     04/05     4.44     12/03      3.56    12/02
HI: M - 1              12.90    06/12    9.60      08/08       7.45     04/06     5.92     09/04      4.84    08/03
HI: M - 2              13.82    06/12    9.99      08/08       7.65     04/06     6.07     09/04      4.99    08/03
HI: B - 1               6.06    03/06    4.45      04/04       3.81     05/03     3.66     01/03      3.55    10/02
To Maturity
HI: M - 1              13.22    09/14   10.19      03/11       8.07     08/08     6.49     10/06      5.27    04/05
HI: M - 2              19.39    09/23   15.79      09/23      12.87     09/23    10.56     09/23      8.75    09/23

                                                CPR PREPAYMENT SENSITIVITIES
                                                FOR SUB-POOL HE CERTIFICATES



                            50% of            75% of             100% of            125% of             150% of
                         Prepayment         Prepayment         Prepayment          Prepayment         Prepayment
                           Model*             Model*             Model*              Model*             Model*
                         WAL/Maturity      WAL/Maturity       WAL/Maturity        WAL/Maturity       WAL/Maturity
                        -------------    ---------------      --------------      -------------      ------------
To Call
HE: A - 1A ARM         2.20    05/01      2.08     02/01       2.03    01/01      2.01     12/00     2.01     12/00
HE: A - 1B ARM         5.62    12/11      3.67     02/08       2.61    09/05      1.95     02/04     1.49     12/02
HE: A - 1              1.64    10/01      1.22     11/00       1.00    05/00      0.86     02/00     0.77     11/99
HE: A - 2              3.94    07/03      2.75     12/01       2.13    03/01      1.76     09/00     1.51     05/00
HE: A - 3              6.92    10/07      4.25     03/04       3.08    05/02      2.45     07/01     2.05     01/01
HE: A - 4              9.66    11/08      6.35     11/05       4.00    12/02      3.00     10/01     2.48     03/01
HE: A - 5             11.03    07/10      7.86     03/07       5.18    01/05      3.45     05/02     2.74     07/01
HE: A - 6              6.08    05/10      5.39     01/07       4.76    12/04      3.96     07/03     3.17     07/02
HE: A - 7 IO           1.99    08/00      1.99     08/00       1.99    08/00      1.99     08/00     1.99     08/00
HE: M - 1             13.76    06/12      9.90     08/08       7.53    04/06      5.90     09/04     4.73     08/03
HE: M - 2             13.82    06/12      9.99     08/08       7.65    04/06      6.07     09/04     4.99     08/03
HE: B - 1              6.81    10/07      4.73     01/05       4.04    12/03      3.82     06/03     3.69     04/03
To Maturity
HE: M - 1             14.34    08/13     10.42     04/10       7.84    06/07      6.07     06/05     4.80     01/04
HE: M - 2             17.74    03/26     14.23     03/26      11.22    03/26      8.91     03/26     7.17     02/26
HE: B - 1              6.81    10/07      4.73     01/05       4.04    12/03      3.82     06/03     3.69     04/03

---------------
* The Sub Pool HE Certificates will be priced, with respect to the Fixed Rate Home Equity Contracts, using 125% of the Base Prepayment Assumption. The Base Prepayment Assumption assumes a conditional prepayment rate of 4% per annum of the then outstanding principal balance of the Fixed Rate Home Equity Contracts in the first month of the life of the Fixed Rate Home Equity Contracts and an additional 1.45% (precisely, 16/11%) per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter, the conditional prepayment rate is 20%. The Sub Pool HE Certificates will be priced, with respect to the Adjustable Rate Home Equity Contracts, using a constant prepayment rate of 30% CPR. The Sub Pool HI Certificates will be priced using 100% of a prepayment rate assuming a conditional prepayment rate of 12% per annum of the then outstanding principal balance of the Home Improvement Contracts in the first month of the life of the Home Improvement Contracts and an additional 0.91% (precisely, 10/11%) per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter, the conditional prepayment rate is 22%.